Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

For further information:
Brad Burke	Steve Iaco
CBRE-Investors	CBRE-Media
214.863.3100	212.984.6535
Brad.Burke@cbre.com	Steven.Iaco@cbre.com

CBRE Streamlines Leadership of its Two Real Estate Services Business Segments

Dallas – April 5, 2024 – CBRE Group, Inc. (NYSE:CBRE) today announced that Chief Operating Officer Vikram Kohli will assume direct oversight of the company’s two real estate services business segments – Advisory Services and Global Workplace Solutions (GWS).

The senior executives responsible for leading these businesses will report to Mr. Kohli, and they will work together to align them more closely from both client-facing and cost efficiency perspectives. Advisory and GWS will continue to be reported as separate segments. Mr. Kohli will also continue to oversee the leaders of CBRE’s Digital & Technology and Research teams.

“Vikram joined us in our India brokerage business in 2001, and since then, has excelled in key roles across multiple geographies. He is a compelling leader with an exceptional level of strategic, financial and digital capability. Our Advisory and GWS segments, both of which lead their respective sectors globally, will be more connected, leaner and better positioned to deliver superior integrated client solutions under his leadership,” said Bob Sulentic, CBRE’s chair and chief executive officer.

To bring greater focus and impact to his efforts, Jack Durburg, who has served as CEO, Advisory Services, will now exclusively lead the U.S. and Canada Advisory business, and Chris Kirk, who has served as COO of Advisory, will lead the international Advisory business. Both executives will report to Mr. Kohli.

Chandra Dhandapani, who has served as CEO, GWS, will transition her responsibilities and then leave CBRE on September 8, 2024, and the leaders of the GWS Enterprise and GWS Local businesses will report to Mr. Kohli.

“Chandra has made notable contributions in a variety of leadership roles over the past eight years, from significantly upgrading the talent of our Digital & Technology team to advancing our capabilities in serving GWS occupier clients. We greatly appreciate everything that Chandra has done for CBRE and wish her continued career success,” Mr. Sulentic said.

About CBRE Group, Inc.

CBRE Group, Inc. (NYSE:CBRE), a Fortune 500 and S&P 500 company headquartered in Dallas, is the world’s largest commercial real estate services and investment firm (based on 2023 revenue). The company has more than 130,000 employees (including Turner & Townsend employees) serving clients in more than 100 countries. CBRE serves a diverse range of clients with an integrated suite of services, including facilities, transaction and project management; property management; investment management; appraisal and valuation; property leasing; strategic consulting;

CBRE Press Release

property sales; mortgage services and development services. Please visit our website at www.cbre.com. We routinely post important information on our website, including corporate and investor presentations and financial information. We intend to use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included in the Investor Relations section of our website at https://ir.cbre.com. Accordingly, investors should monitor such portion of our website, in addition to following our press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

Forward-Looking Statements

Certain of the statements in this release that do not concern purely historical data are forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our management’s expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Accordingly, actual performance, results and events may vary materially from those indicated in forward-looking statements, and you should not rely on forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in forward-looking statements, including our ability to successfully leverage the full benefits of our leadership talent to drive growth and other risks and uncertainties discussed in our filings with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statements speak only as of the date of this release. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. For additional information concerning factors that may cause actual results to differ from those anticipated in the forward-looking statements and other risks and uncertainties to our business in general, please refer to our SEC filings, including our Form 10-K for the fiscal year ended December 31, 2023. Such filings are available publicly and may be obtained from our website at www.cbre.com or upon request from the CBRE Investor Relations Department at investorrelations@cbre.com.